EXHIBIT 99(i)

Fujian Yuxin Electronic Equipment Co., Ltd.

Audited Financial Statements

Year Ended December 31, 2003 and December 31, 2002

Contents:

MOEN AND COMPANY
CHARTERED ACCOUNTANTS

Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)

Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 – 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6

Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Directors of
FujianYuxin Electronic Equipment Co., Ltd.

We have audited the accompanying balance sheets of FujianYuxin Electronic Equipment Co., Ltd. as of December 31, 2003 and December 31, 2002, and the related statements of operations, retained earnings, cash flows and changes in stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FujianYuxin Electronic Equipment Co., Ltd. as of December 31, 2003 and December 31, 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

"Moen and Company"
("Signed")

Vancouver, British Columbia, Canada

December 2, 2004

"Independent Accountants and Auditors"

FUJIAN YUXIN ELECTRONIC EQUIPMENT CO., LTD.
Balance Sheets
At December 31, 2003 and 2002
(Expressed in US Dollars)

		2003		2002
Assets				
Current Assets				
Cash and cash equivalents (Note 2)	$	808,236	$	110,697
Accounts receivable (Note 3)		1,052,066		685,743
Inventories (Note 4)		1,465,743		1,736,873
Taxes refundable (Note 15)		361,244		417,108
Prepaid expenses and deposits		-		122,221
Total Current Assets		3,687,289		3,072,642
Capital assets (Note 6)		4,279,987		3,997,892
Intangible assets (Note 5)		3,236,473		1,243,664
Total assets	$	**11,203,749**	$	**8,314,198**
Liabilities and Stockholders' Equity				
Current Liabilities				
Accounts payable and accrued liabilities (Note 7)	$	844,007	$	1,117,924
Short term loans (Note 9)		2,948,223		2,885,203
Due to related parties (Note 8)		-		168,422
Total Current Liabilities		3,792,230		4,171,549
Stockholders' Equity				
Capital stock (Note 14)		3,600,000		2,549,684
Additional paid in capital		1,033,175		-
Retained earnings		2,778,344		1,592,965
Total stockholders' equity		7,411,519		4,142,649
Total liabilities and stockholders' equity	$	**11,203,749**	$	**8,314,198**

FUJIAN YUXIN ELECTRONIC EQUIPMENT CO., LTD.

Statements of Income

For the Years Ended December 31, 2003 and 2002

(Expressed in US Dollars)

		2003		2002
Revenue	$	8,729,315	$	5,082,690
Cost of goods sold		5,842,108		4,077,090
Gross profit		2,887,207		1,005,600
Gross profit percentage		33.07%		19.78%
Selling expenses		165,629		144,661
General and administrative expenses				
Amortization		75,122		-
Automobile expenses		4,716		5,018
Bad debts		-		25,526
Bank charges and interest		163,131		147,036
Depreciation		12,791		-
Foreign exchange		15,174		148
Office		60,405		29,461
Repairs and maintainance		1,335		442
Research and development		2,240		2,702
Salaries and wages		33,266		53,694
Property and other taxes		37,781		43,310
Travel		6,539		8,189
Total general and administrative expenses		412,500		315,526
Total selling and general administrative expenses		578,129		460,187
Loss on discontinued operations (Note 12)		131,536		340,270
Total expenses		709,665		800,457
Gain on extinguishment of debt		168,422		-
Profit before income taxes		2,345,964		205,143
Income taxes		360,546		53,092
Net profit for the year	$	**1,985,418**	$	**152,051**

Net profit for the year	$	**1,985,418**	$	**152,051**

FUJIAN YUXIN ELECTRONIC EQUIPMENT CO., LTD.
Statements of Retained Earnings
For the Years Ended December 31, 2003 and 2002
(Expressed in US Dollars)

		2003		2002
Retained earnings,				
beginning of the year	$	1,592,965	$	1,440,914
Net profit for the year		1,985,418		152,051
		3,578,383		1,592,965
Dividends paid		(800,039)		-
Retained earnings, end of the year (Note 17(a))	**$**	**2,778,344**	**$**	**1,592,965**

FUJIAN YUXIN ELECTRONIC EQUIPMENT CO., LTD.
Statements of Cash Flows
For the Years Ended December 31, 2003 and 2002
(Expressed in US Dollars)

		2003		2002
Cash derived from (used for)				
Operating activities				
Net profit for the year	$	1,985,418	$	152,051
Items not requiring use of cash				
Depreciation		106,318		105,114
Amortization		75,122		29,258
		2,166,858		286,423
Changes in non-cash working capital items				
Accounts receivable		(366,323)		152,847
Prepaid expenses and deposits		122,221		158,143
Inventories		271,130		281,229
Accounts payable and accrued liabilities		(273,917)		697,122
Income taxes refundable		55,864		(255,188)
Total funds from operating activities		1,975,833		1,320,576
Financing activities				
Short term loans		63,020		72,392
Dividends paid		(800,039)		-
Due to related parties		(168,422)		-
Share capital		15,561		-
Total funds from financing activities		(889,880)		72,392
Investing activities				
Capital assets		(388,414)		(1,455,420)
Total funds used for investing activities		(388,414)		(1,455,420)
Cash and cash equivalents, increase (decrease) during the year		697,539		(62,452)
Cash and cash equivalents, beginning of the year		110,697		173,149
Cash and cash equivalents, end of the year	$	**808,236**	$	**110,697**

Supplementary cash flow information

Non cash flow items				
Patents received by company from shareholder for share capital and additional paid in capital	$	2,067,931	$	-
Income taxes paid		360,546		-
Interest paid		163,131		147,036

FUJIAN YUXIN ELECTRONIC EQUIPMENT CO., LTD.
Statement of Changes in Stockholders' Equity
For the Years Ended December 31, 2003
(Expressed in US Dollars)

	Paid in Capital	Additional Paid-in Capital	Total Capital Stock	Retained Earnings	Total Shareholders' Equity
Balance at December 31, 2001					
Issuance for cash	$2,549,684		$2,549,684	1,440,914	$3,990,598
Net income for the year ended December 31, 2002				152,051	152,051
Balance at December 31, 2002	2,549,684		2,549,684	1,592,965	4,142,649
July 30, 2003					
Patents transferred in	1,034,755	1,033,175	2,067,930		2,067,930
Net income for the year ended December 31, 2003				1,985,418	1,985,418
Foreign currency adjustment	15,561		15,561		15,561
Dividends paid during 2003				(800,039)	(800,039)
Balance at December 31, 2003	$3,600,000	$1,033,175	$4,633,175	$2,778,344	$7,411,519

Note 1 ORGANIZATION AND NATURE OF BUSINESS

Fujian Yuxin Electronic Equipment Co., Ltd. ("The Company") was incorporated under the laws of People's Republic of China on February 18, 1993.

The principal business of the Company is to manufacture and distribute water dispenser systems, air conditioners and energy-saving bulbs. The main effort of the Company is to specialize in the manufacture and distribute water dispenser systems. The Company owns the patents of atmospheric water generators internationally. Its head office and plant facilities are located in Ron Qiao Economic Development Zone, Fuqing City, Fujian Province, P.R. China.

The Company discontinued the manufacture of color TV sets and VCD records in 2002 and 2003, resulting in losses on discontinued operations in 2002 of $340,270 and in 2003 of $131,536.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States ("USGAAP").

Use of estimates

The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents that are not collateralized and accounts receivable that are unsecured. The Company limits its exposure to credit loss by placing its cash and cash equivalents with high credit quality financial institutions.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

Cash and cash equivalents

Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with the maturity at the date of purchase of three months or less.

Selling and administrative expenses

These expenses are recorded as incurred.

Inventories

Inventories consist of the manufacture of finished goods, raw materials used in production and work-in-process, and are stated at the weighted average method, on a first-in, first-out basis.

Income taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

Stock based compensation

SFAS No. 123, "Accounting for stock-based compensation" permits the use of either a "fair value based method" or the "intrinsic value method" defined in Accounting Principles Board Opinion 25, "Accounting for stock issued to employees" (APB 25) to account for employee stock-based compensation arrangements.

The Company accounts for employee stock based compensation using the intrinsic value method prescribed in APB 25 and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company's common stock at the date of the grant over the amount an employee must pay to acquire the common stock. Non-employee stock based compensation is accounted for using the fair value method in accordance with SFAS No. 123 – "Accounting for Stock Based Compensation".

No disclosures relating to stock based compensation have been included with the accompanying financial statements, as no stock options have been granted to directors and employees.

Compensated absences

Employees of the corporation are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The corporation's policy is to recognize the costs of compensated absences when paid to employees.

Net profit per share

As the Company is presently a nonpublic company, and therefore pursuant to US GAAP financial statements disclosures, it is not required to present earnings per share.

(Expressed in US Dollars)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

Disclosure about fair value of financial instruments

As defined in FASB 107, the company estimates whether the fair value of all financial instruments differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet, which need to be disclosed. The estimated fair values of amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Long-lived assets

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. Accordingly, fixed assets no longer in use as a result of discontinued operations resulted in a charge to operations for the year ended December 31, 2003 of $42,295 (see note 12, below)

Capital assets and depreciation

Capital assets are recorded at cost. Depreciation is provided on the straight line method based on the following estimated useful life, with a 10% residual value:

Buildings	20 years
Manufacturing machinery and equipment	10 years
Transportation equipment	10 years
Electronic equipment	5 years
Office equipment	5 years

Intangible assets and amortization

Land use right

The Company entered into an agreement on May 15, 1995 for land use rights with Fujian Fuqing Land Management Bureau for 50 years, and recorded at the appraisal value and amortized over 50 years.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

Patents

The Company owns patents of atmospheric water generation ("AWG"). These patents were registered in the United States under the numbers 5,106,512, 5,149,466, 5,203,989 and 5,366,705 and registered in the People's Republic of China under the number P200304823.

The patents were recorded at the appraisal value and amortized over 15 years.

Recognition criteria

Gains are recognized when realized. Expenses and losses are recognized when an expenditure or previously recognized asset does not have future economic benefit. Expenses that are not linked with specific revenues are related to a period on the basis of transactions or events occurring in that period or by allocation to the periods to which they apply. The cost of assets that benefit more than one period is normally allocated over the periods benefited.

Revenue recognition

The Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, Revenue Recognition in Financial Statements, in December 1999. The SAB summarizes certain of the SEC staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. During the current year, the Company performed a review of its revenue recognition policies and determined that it is in compliance with SAB 101.

Revenue is recognized when the customers take title and assumes the rewards of ownership. Revenue is recorded at the time of shipment from the manufacturing plant, as all products are sold on an F.O.B. basis at plant.

Research and development

Research and development costs, which include the cost of materials and services consumed and salaries and wages of personnel directly engaged in research and development, are expensed as incurred.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

Financial instruments

The company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, short term loans, income taxes payable and due to related parties. Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Foreign currency translation

The reporting currency of the Company is the United States Dollar. The accounts of other currencies are translated into US Dollars on the following basis:

Monetary assets and liabilities are translated at the current rate of exchange. The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.The gain or loss on the of foreign currency financial statements is reported as a separate component of stockholders' equity and not recognized in net income. Gains or losses on remeasurement from the recording currency are recognized in current net income. Gains or losses from foreign currency transactions are recognized in current net income. Fixed assets are measured at historical exchange rates that existed at the time of the transaction.

Depreciation is measured at historical exchange rates that existed at the time the underlying related asset was acquired.

The effect of exchange rate changes on cash balances is reported in the statement of cash flows as a separate part of the reconciliation of change in cash and cash equivalents during the period.

Segmented information

The Company's identifiable assets are all located in China. Revenue on a geographical basis is disclosed in note 11, below.

(Expressed in US Dollars)

Note 3. ACCOUNTS RECEIVABLE

	December 31,			
		2003		**2002**
Accounts receivable - trade	$	683,530	$	334,255
Accounts receivable - other		368,536		351,488
Total	$	1,052,066	$	685,743

Ageing of accounts receivable – trade, for the year ended December 31, 2003 is as follows:

	%		**$**
Number of days outstanding			
0 - 30 days	56%	$	385,544
31 - 90 days	10%		66,862
Over 90 days *	34%		231,124
	100%		683,530

*These accounts receivable have subsequently all collected in full, and therefore no bad debt write off or allowance is required.

Bad debts are determined on a direct write off basis. Bad debts written off for the fiscal year ended December 31, 2003 total $89,241 which apply to discontinued operations (see note 12, below).

(Expressed in US Dollars)

Note 4. INVENTORIES

Inventories are stated at the weighted average method on a first-in first-out basis. Details of inventories as at December 31, 2003 and 2002, are as follows:

	December 31, 2003	December 31, 2002
Finished goods	$ 479,906	$ 703,556
Raw materials	418,550	727,769
Work-in-process	567,287	305,548
Total	$ 1,465,743	$ 1,736,873

Note 5. INTANGIBLE ASSETS AND ACCUMULATED AMORTIZATION

December 31, 2003	Cost	Accumulated Amortization	Net Book Value
Land use rights	$ 1,560,931	$ 346,435	$ 1,214,496
Patents	2,067,931	45,954	2,021,977
Total	$ 3,628,862	$ 392,389	$ 3,236,473

December 31, 2002	Cost	Accumulated Amortization	Net Book Value
Land use rights	$ 1,560,931	$ 317,267	$ 1,243,664
Total	$ 1,560,931	$ 317,267	$ 1,243,664

(Expressed in US Dollars)

Note 6. CAPITAL ASSETS AND ACCUMULATED DEPRECIATION

December 31, 2003	Cost	Accumulated Depreciation	Net Book Value
Buildings	$ 2,210,148	$ 345,056	$ 1,865,092
Manufacturing machinery and equipment	2,415,114	256,995	2,158,119
Transportation equipment	245,041	52,825	192,216
Electronic equipment	75,893	39,252	36,641
Office equipment	61,660	33,741	27,919
Total	$ 5,007,856	$ 727,869	$ 4,279,987

December 31, 2002	Cost	Accumulated Depreciation	Net Book Value
Buildings	$ 2,209,989	$ 355,408	$ 1,854,581
Manufacturing machinery and equipment	2,067,186	179,146	1,888,040
Transportation equipment	245,023	53,580	191,443
Electronic equipment	75,645	38,694	36,951
Office equipment	60,935	34,058	26,877
Total	$ 4,658,778	$ 660,886	$ 3,997,892

Note 7. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	December 31, 2003	December 31, 2002
Accounts payable - trade	$ 540,007	842,819
Accrued liabilities	9,267	1,264
Wages and benefits payable	19,726	26,372
Other payables	275,007	247,469
Total	$ 844,007	$ 1,117,924

(Expressed in US Dollars)

Note 8. RELATED PARTY TRANSACTIONS

(a) During the years ended December 31, 2003 and 2002, sales to related parties are as follows:

Related Parties		Year Ended December 31, 2003		2002
Controlled by the same group of shareholders as those of the Company				
PT. Galaksi Perkasa	$	1,650,261		916,624
Fuzhou Sales Department		86,873		915
Quanzhou Sales Department		1,020		-
Total	$	1,738,154	$	917,539

(b) During the years ended December 31, 2003 and 2002, purchases from related parties are as follows:

Related Parties		Year Ended December 31, 2003		2002
Fuqing Huanyu plastic products Co., Ltd. controlled by sister of Mr. Hendrik Tjandra	$	283,043		174,720
Tiansheng Oils Fats Industries Ltd. Controlled by brother of Mr. Hendrik Tjandra		1,501		-
Fuqing Yongxia Color Printing Factory controlled by sister of Mr. Hendrik Tjandra		16,940		6,050
Total	$	301,484	$	180,770

(c) As at December 31, 2003, no amount due to related parties, (December 31, 2002 - $168,422 due to PT. Galaksi Perkasa, a company controlled by the same directors as the directors of the Company, this amount was contributed to the Company in 2003, see (e), below)).

(Expressed in US Dollars)

Note 8. RELATED PARTY TRANSACTIONS (Cont'd)

(d) During the year ended December 31, 2003, Mr. Hendrik Tjandra transferred his patents (water dispenser system) into the Company valued at $2,067931, $1,034,755 of which was for the issuance as share capital and $1,033,176 as additional paid in capital.

(e) During the year ended December 31, 2003, PT. Galaksi Perkasa contributed debt owed by the Company of $168,422 to the Company, this amount is recorded as a separate item in the income statement pursuant to FAS 145.

Note 9. SHORT TERM LOANS/GUARANTEES

Short term loans are borrowing from banks. The terms of these short term loans are summarized as follows:

	Interest Rate (Per Annum)	December 31, 2003	December 31, 2002
Agricultural Bank of China, Fuqing Branch	4.8%-6.1065%	$ 2,089,106	$ 2,401,229
Fujian Industry Bank, Fuqing Branch	6.55%-7.605%	859,117	483,974
Total		$ 2,948,223	$ 2,885,203

These short term loans are secured by the Company's assets and guaranteed by a related company, Fujian Tianyu Steel Products Co., Ltd.

The Company also provides a cross guarantee of bank loans of related companies in the amount of $5,082,100 at December 31, 2003.

Note 10. PENSION AND EMPLOYMENT LIABILITIES

The Company does not have any liabilities as at December 31, 2003, for pension, post-employment benefits or post-retirement benefits. The Company does not have a pension plan.

(Expressed in US Dollars)

Note 11. GEOGRAPHIC INFORMATION

(a) Revenue from external customers

	December 31,			
Countries	**2003**	**%**	**2002**	**%**
Australia	$ 20,830	0.24%	$ -	-
Canada	97,346	1.12%	-	-
China	359,086	4.11%	1,072,755	21.11%
Indonesia	1,651,411	18.92%	859,870	16.92%
Israel	2,003	0.02%	-	-
Lebanon	3,629,530	41.58%	940,546	18.50%
Malaysia	23,034	0.26%	-	-
Nigeria	310,761	3.56%	-	-
Singapore	1,213,413	13.90%	399,019	7.85%
Taiwan	401	0.00%	-	-
Thailand	151,216	1.73%	-	-
United States	1,270,284	14.56%	1,810,500	35.62%
Total	$ 8,729,315	100.00%	$ 5,082,690	100.00%

(b) Assets

All of the assets of the Company as at December 31, 2003 and 2002 are located in China.

(Expressed in US Dollars)

Note 12. LOSS ON DISCONTINUED OPERATIONS

These costs are as a result of discontinued production of television sets and related products, and the costs are made up as follows:

	December 31,			
		2003		2002
Bad debts, due to uncollectibility of old accounts	$	89,241		340,270
Fixed assets written off		42,295		-
Total	$	131,536	$	340,270

Note 13. PATENTS

In 2003, Mr. Hendrik Tjandra transferred his patents of atmospheric water generation ("AWG"). These patents were registered in the United States under the numbers 5,106,512, 5,149,466, 5,203,989 and 5,366,705 and registered in the People's Republic of China under the number P200304823.

Based on the appraisal report dated May 20, 2003 by Fujian Huayi Assets Appraisal Co., Ltd., these patents are valued at $2,067,931 (RMB 17,090,000 Yuan). This amount was recorded by the Company for the patents as intangible assets; $1,034,755 was credited to the registered capital and $1,033,176 was recorded as additional paid in capital.

(Expressed in US Dollars)

Note 14. SHARE CAPITAL

As at December 31, 2003 and 2002, the Company's registered capital is $3,600,000. Mr. Hendrik Tjandra owns 100% of the shares as at December 31, 2003 (December 31, 2002 – 60%).

	Authorized Capital	Paid in Capital
Balance, December 31, 2001 and 2002	$ 3,600,000	$ 2,549,684
July 30, 2003, intangible assets transferred to company by shareholder		1,034,755
	3,600,000	3,584,439
Foreign currency adjustment		15,561
	3,600,000	3,600,000
July 30, 2003, additional paid in capital related to intangible assets transferred to company by shareholder		1,033,176
Balance, December 31, 2003	$ 3,600,000	$ 4,633,176

(Expressed in US Dollars)

Note 15. TAXES

The Company is subject to taxes applicable in China consisting of value added taxes on domestic sales and income taxes on profits.

	Balance at December 31,	
	2003	**2002**
	Refundable (Payable)	
Taxes refundable - value added taxes	$ 414,336	$ 470,200
Value added taxes ("VAT") are based on 17% of domestic sales. Export sales are not subject to VAT. The Company obtains input tax credits ("ITC") for VAT paid on purchases. The VAT refundable represents ITC in excess of VAT on demestic sales.		
Income taxes payable	(53,092)	(53,092)
Income taxes payable represent reassessment of income taxes in 2003 payable for 2002. This tax liability was subsequently paid in January 2004		
Net taxes refundable	$ 361,244	$ 417,108

Note 16. SALES DISTRIBUTORS

The Company has entered agreements with a number of entities that will act as sales distributors for the Company. These parties are either independent third parties or related parties. Terms and conditions with those sales distributors may vary, but they essentially require the sales distributor to commit to buy finished projects from the Company, to sell these products to customers and to provide technical support to customers as ongoing follow-up of sales.

Note 17. SUBSEQUENT EVENTS

(a) Dividends paid

In 2004 the Company paid dividends of $3,392,547 (RMB28,037,027) to its shareholders as a distribution of profits. This amount will be charged as a reduction to retained earnings of the Company in the fiscal year ending December 31, 2004.

(b) Changes in shareholders of company

The Company principal shareholder has subsequently entered into an agreement to facilitate the raising of funds and expansion of the existing operations of the company. Its is proposed that existing management.